UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): September 3, 2021

INSEEGO CORP.

(Exact Name of Registrant as Specified in its Charter)

Delaware	001-38358	81-3377646
(State or other jurisdiction of incorporation)	(Commission file number)	(IRS Employer Identification No.)

12600 Deerfield Parkway, Suite 100

Alpharetta, Georgia 30004

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (858) 812-3400

Not Applicable

(Former Name, or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001 per share	INSG	NASDAQ Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01	Entry into a Material Definitive Agreement.

Series E Preferred Stock Exchanges

On September 3, 2021, Inseego Corp. (the “Company”) entered into separate privately-negotiated exchange agreements (each, an “Exchange Agreement”) with Golden Harbor Ltd. and North Sound Trading, L.P. (the “Participating Stockholders”), holders of the Company’s outstanding Series E Fixed-Rate Cumulative Perpetual Preferred Stock, par value $0.001 per share (the “Series E Preferred Stock”). Pursuant to each respective Exchange Agreement, each of the Participating Stockholders agreed to exchange Series E Preferred Stock that they currently hold (representing an aggregate of $13,180,539 base amount of Series E Preferred Stock and accrued dividends) for an aggregate of 1,525,207 shares of Common Stock, par value $0.001 (“Common Stock”), of the Company (the “Private Exchange Transactions”). The Company did not receive any cash proceeds from the Participating Stockholders in connection with the Private Exchange Transactions. James B. Avery, a member of the Company’s Board of Directors, is a Vice President of Golden Harbor Ltd

In connection with the Private Exchange Transactions, the Company agreed to file a registration statement with the Securities and Exchange Commission, promptly following the date that is 90 days after the closing date of the Private Exchange Transactions, in order to effect a registration for the resale by the Participating Stockholders of the shares of Common Stock exchanged through the Private Exchange Transactions.

The foregoing descriptions of the Exchange Agreements do not purport to be complete and are qualified in their entirety by the full text of the form of Exchange Agreement that is filed as Exhibit 1.2 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 3.02	Unregistered Sales of Equity Securities.

The information set forth in Item 1.01 of this Current Report on Form 8-K is incorporated herein by reference into this Item 3.02 in its entirety. The Common Stock will be exchanged with the Participating Stockholders pursuant to Exchange Agreements dated September 3, 2021 in a transaction exempt from registration under the Securities Act of 1933, as amended (the “Securities Act”). The Participating Stockholders represented that they were each an “accredited investor” and were each acquiring the securities for investment only and not with a view towards, or for resale in connection with, the public sale or distribution thereof. Accordingly, the securities have not been registered under the Securities Act and they may not be offered or sold in the United States absent registration or an exemption from registration under the Securities Act and any applicable state securities laws. Neither this Current Report on Form 8-K nor the exhibits attached hereto is an offer to sell or the solicitation of an offer to buy shares of Common Stock or any other securities of the Company.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

1.2	Form of Exchange Agreement, dated September 3, between Inseego Corp. and certain investors holding the Company’s Series E Fixed-Rate Cumulative Perpetual Preferred Stock.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INSEEGO CORP.

Date: September 3, 2021	By:	/s/ Kurt Scheuerman
Name: Kurt Scheuerman

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